EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND ACTING CHIEF FINANCIAL OFFICER
OF NT MEDIA CORPORATION OF CALIFORNIA, INC.

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Annual Report on Form 10-KSB (the "Form 10-KSB") for the year ended December 31, 2005, of NT Media Corporation of California, Inc. (the "Issuer").

         I, Ali Moussavi, the Chief Executive Officer and Acting Chief Financial Officer of the Issuer, certify that to the best of my knowledge:

         (i)      the  Form  10-KSB  fully  complies  with the  requirements  of
                  Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

                  Dated:  May 19, 2006.


                                        /s/ Ali Moussavi
                                        ----------------------------------------
                                  Name: Ali Moussavi
                                        Chief Executive Officer and Acting Chief
                                        Financial Officer